UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ]     Preliminary Proxy Statement

[  ]     Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[  ]     Definitive Proxy Statement

[X]     Definitive Additional Materials

[  ]     Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.

[  ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

[ ]	Fee paid previously with preliminary materials.
[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

QUESTIONS & ANSWERS FOR:

INVESCO V.I. CONSERVATIVE BALANCED FUND

We encourage you to read the proxy statement/prospectus in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement/prospectus.

HOW DO I VOTE?

Voting may take place in the following ways:

●

You may vote your shares on the voting website listed on your proxy card and/or voting instruction card. You will need the 14-digit control number from your proxy card and/or voting instruction card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

●

You may call in your vote to a 24-hour automated system or a live proxy representative by calling the phone number(s) listed on your proxy card and/or voting instruction card. You will need the 14-digit control number from your proxy card and/or voting instruction card to vote by telephone.

●	You may indicate your vote on the proxy card and/or voting instruction card and return it in the postage-paid envelope mailed to you with your proxy statement/prospectus.

●	If you do attend the meeting, you may vote your shares in person. Please notify us by calling 1-800-952-3502 if you plan to attend the meeting.

WHAT IS THE PROPOSAL BEING PRESENTED AT THE SHAREHOLDER MEETING AND WHAT AM I BEING ASKED TO VOTE ON?

●

To approve an Agreement and Plan of Reorganization that provides for the reorganization of Invesco V.I. Conservative Balanced Fund (the “Target Fund”) into Invesco V.I. Equity and Income Fund (the “Acquiring Fund”), each a series of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), including: (a) the transfer of the assets and assumption of the liabilities of the Target Fund by the Acquiring Fund in exchange for shares of a corresponding class of the Acquiring Fund; (b) the distribution of such shares of the corresponding class to the shareholders of the Target Fund; and (c) the distribution of shares in complete liquidation of the Target Fund and the cancellation of the outstanding shares of the Target Fund (each, a “Reorganization”).

●	In summary, this is a merger of Invesco V.I. Conservative Balanced Fund with and into Invesco V.I. Equity and Income Fund.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The Board recommends that you vote FOR the Proposal.

WHY SHOULD I VOTE?

Every vote is important – this means your vote too. If shareholders fail to vote their proxies, the fund may not receive enough votes to go forward with the January 18, 2024 shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders.

WHO HAVE WE CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

We have hired Computershare, Inc. as the Fund’s proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call and other solicitations from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by www.proxy-direct.com maintains security features designed to protect the confidentiality of your vote. These security features include:

●	HTTP Secure (HTTPS) – A security measure that encrypts all information that travels between www.proxy-direct.com Web server and the shareholder’s computer.

●

Control Number – Each shareholder is required to enter his or her 14-digit control number. www.proxy-direct.com verifies the number and presents the holder with the proxy card and/or voting instruction card.

●

Firewall – To protect the confidentiality of your account records, www.proxy-direct.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD AND/OR VOTING INSTRUCTION CARD?

The following general rules for signing proxy cards and/or voting instruction cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card and/or voting instruction card properly.

Individual and Joint Accounts: Shareholders and joint owners should sign exactly as their name appears in the account registration shown on the proxy card and/or voting instruction card. If shares are held jointly, one or more owners should sign personally.

All Other Accounts: The capacity of the individual signing the proxy card and/or voting instruction card (for example, “trustee”) should be indicated unless it is reflected in the form of registration. If a corporation, limited liability company, or partnership, please sign the full entity name and indicate the signer’s position with the entity.

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the shareholder meeting, which will be held on January 18, 2024 at 1:00 p.m. Central Time.

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSAL?

Further details about the proposal can be found in the proxy statement/prospectus.

computershare proxy direct Enter your 14 digit control number from the shade d box on your notice or card : Enter your 8 digit security code from the unshaded box on your notice or card: Log in Sample Sample Notice Proxy/ Voting Instruction Card rlOCXlOOCXlOOOilOCX 1 I xxxxxxxx I 1’ 1’ Control Number Security Code lOCXlOOCXlOOOilOCX I I xxxx xxxx I 1’ 1’ Control Number Security Code WARNING! This resou rce is prov ided for authorized users only. Any unauthorized access use or publication of this content is strictly 1 prohibited. Violators will be prosecuted. Your browser must support JavaScript 1.1 or higher in order to continue. Click on the HelP.: link at the bottom for more information and navigation tips. If you are unable to vote your proxy using this service because of technical difficulties you should refer to your Proxy Package for other voting options. Re production in whole or in part in any form or medium without express written permission of Computershare Limited is prohibited.

computershare proxydirect Fund IInvesco V.I. Conservative Balanced Fund Proposals 1 To approve an Agreement and Plan of Reorganization that provides for t he reorganization of Invesco V.I. Conservative Balanced Fund into Invesco V.I. Equity and Income Fund. 0 for 0 Against 0 Abstain If you have questions regarding the voting process, please call Can cel Vote & Exit Submit Vote 1-877-45 6-7881 Home    Contact Us    Privacy Pofic’t    HeiQ    View Materials [125/67] © 2023- Com utershare. All Rights Reserved.

computershare proxydirect Log Out Thank you. Your voting instructions have been submitted for processing. If necessa ry, you can revisit the Internet voting .site at any time before the meeting on 1/ 18/ 2024 1:00 PM to submit ne .v voting instructions . This is a su mmary of your voting instructions for the Invesco V.I. Conservative Balanced Fund Special Meeting. You may print this page for your records. Print Page Instructions submitted on 11/21/2023 11: 46:18 AM [ET) 1 To approve an Agreement and Plan of Reorganization that provides for the reorganization I. Voted For of Invesco V.. Conservative Balanced Fund into Invesco V.I. Equity and Income Fund. Vote Another C.ard or Exit Enter your e-mail address in the following textbox if you would like a n e-mail confirmation of your vote . E-mail: Confirm E-mail: L _________________J Send E-mail

INVESCO WO # 33540- TOUCH-TONE TELEPHONE VOTING SCRIPT ** VOTING INSTRUCTION CARD ** IVR Revision 11/15/2023 WHEN CONNECTED TO OUR TOUCH TONE VOTING SYSTEM ACCESSED VIA OUR TOLL-FREE # 1-866-298-8476, THE SHAREHOLDER HEARS: THE INITIAL PROMPT: “Thank you for calling the proxy voting line. Before you can vote, I’ll need to validate some information from your voting instruction card or meeting notice. On your card or notice there’s a shaded box with a 14 digit number inside. Please enter that number now.” AFTER THE SHAREHOLDER ENTERS THEIR 14 DIGIT CONTROL NUMBER, HE/SHE HEARS: “Next, located in the un-shaded box is an 8 digit number. Please enter this number now.” THEN YOU HEAR: “Thank you. Please hold while I validate those numbers.” IF VALID CODES WERE ENTERED, THE SHAREHOLDER WILL HEAR THE FOLLOWING GENERIC SPEECH: “Okay, you’ll be voting your shares for the upcoming proxy meeting. The Board Recommends a vote “FOR” the proposal.” IF THE CUSTOM GREETING IS APPROVED, THE SHAREHOLDER WILL HEAR THE FOLLOWING CUSTOM SPEECH: Okay, you’ll be voting your proxy for shares in Invesco Funds. The Board Recommends a vote FOR” the proposal. IF THERE IS A PRIOR VOTE IN THE SYSTEM FOR THE CONTROL NUMBER ENTERED YOU HEAR: “ I see that you’ve already voted. If you don’t want to change your vote you can just hang-up. Otherwise, remain on the line and I’ll take you through the voting process again...” IF THERE IS NO PRIOR VOTE, THE FOLLOWING IS HEARD: “I’m about to take you through the voting process. Please keep your voting card or meeting notice in front of you to follow along. Okay, let’s begin…” THEN MATCHING THE SHAREHOLDER’S VOTING INSTRUCTION CARD, THEY WILL BE PROMPTED TO VOTE ON THE PROPOSAL: PROPOSAL 1: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3” WHEN THE SHAREHOLDER HAS COMPLETED VOTING ON THE PROPOSAL, HE/SHE WILL HEAR: “Okay, you’ve finished voting but your vote has not yet been recorded.” “To hear a summary of how you voted, press 1; To record your vote, Press 2.” IF THE SHAREHOLDER PRESSES 1, TO HEAR A SUMMARY OF THEIR VOTES, HE/SHE WILL HEAR: “Please note your vote will be cast automatically should you decide to hang up during the summary.” “You’ve elected to vote as follows...” [THEN A PLAYBACK OF THE VOTES COLLECTED FOR EACH PROPOSAL IS HEARD] AFTER THE VOTE PLAYBACK, THE SHAREHOLDER HEARS: “If this is correct, press 1; Otherwise, press 2. If you’d like to hear the information again press # (pound).” IF THE CALLER CHOOSES TO RECORD THEIR VOTE (EITHER BEFORE OR AFTER THE SUMMARY IS HEARD), THEY HEAR: “(Okay) Please hold while I record your vote.” THEN THEY HEAR: “Your vote has been recorded. It’s not necessary for you to mail in your voting instruction card or meeting notice. I’m now going to end this call unless you have another voting instruction card or meeting notice to vote or you want to change your vote. If you need to vote again, press one now.” IF THE SHAREHOLDER PRESSES 2, INDICATING AN INCORRECT VOTE, HE/SHE WILL HEAR: “Okay, lets change your vote.” [The system then prompts the voting options again.] AFTER THE SHAREHOLDER’S VOTE IS RECORDED, IF THEY ELECT TO VOTE ANOTHER PROXY, HE/SHE HEARS: “Before you can vote, I’ll need to validate some information from your voting instruction card or meeting notice. On your card or notice there’s a shaded box with a 14 digit number inside. Please enter that number now.” IF THE SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR: “Thank you for voting, goodbye.”

INVESCO Funds WO # 33540—TOUCH-TONE TELEPHONE VOTING SCRIPT ** PROXY CARD ** IVR Revision 11/15/2023 WHEN CONNECTED TO OUR TOUCH TONE VOTING SYSTEM ACCESSED VIA OUR TOLL-FREE # 1-800-337-3503, THE SHAREHOLDER HEARS: THE INITIAL PROMPT: “Thank you for calling the proxy voting line. Before you can vote, I’ll need to validate some information from your proxy card or meeting notice. On your card or notice there’s a shaded box with a 14 digit number inside. Please enter that number now.” AFTER THE SHAREHOLDER ENTERS THEIR 14 DIGIT CONTROL NUMBER, HE/SHE HEARS: “Next, located in the un-shaded box is an 8 digit number. Please enter this number now.” THEN YOU HEAR: “Thank you. Please hold while I validate those numbers.” IF VALID CODES WERE ENTERED, THE SHAREHOLDER WILL HEAR THE FOLLOWING GENERIC SPEECH: “Okay, you’ll be voting your shares for the upcoming proxy meeting. The Board Recommends a vote “FOR” the proposal.” IF THE CUSTOM GREETING IS APPROVED, THE SHAREHOLDER WILL HEAR THE FOLLOWING CUSTOM SPEECH: Okay, you’ll be voting your proxy for shares in Invesco Funds. The Board Recommends a vote FOR” the proposal. IF THERE IS A PRIOR VOTE IN THE SYSTEM FOR THE CONTROL NUMBER ENTERED YOU HEAR: “ I see that you’ve already voted. If you don’t want to change your vote you can just hang-up. Otherwise, remain on the line and I’ll take you through the voting process again...” IF THERE IS NO PRIOR VOTE, THE FOLLOWING IS HEARD: “I’m about to take you through the voting process. Please keep your voting card or meeting notice in front of you to follow along. Okay, let’s begin…” THEN, MATCHING THE SHAREHOLDER’S PROXY CARD, THEY WILL BE PROMPTED FOR VOTING AS FOLLOWS: PROPOSAL 1: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3” WHEN THE SHAREHOLDER HAS COMPLETED VOTING ON THE PROPOSAL, HE/SHE WILL HEAR: “Okay, you’ve finished voting but your vote has not yet been recorded.” “To hear a summary of how you voted, press 1; To record your vote, Press 2.” IF THE SHAREHOLDER PRESSES 1, TO HEAR A SUMMARY OF THEIR VOTES, HE/SHE WILL HEAR: “Please note your vote will be cast automatically should you decide to hang up during the summary.” “You’ve elected to vote as follows...” [THEN A PLAYBACK OF THE VOTES COLLECTED FOR EACH PROPOSAL IS HEARD] AFTER THE VOTE PLAYBACK, THE SHAREHOLDER HEARS: “If this is correct, press 1; Otherwise, press 2. If you’d like to hear the information again press # (pound).” IF THE CALLER CHOOSES TO RECORD THEIR VOTE (EITHER BEFORE OR AFTER THE SUMMARY IS HEARD), THEY HEAR: “(Okay) Please hold while I record your vote.” THEN THEY HEAR: “Your vote has been recorded. It’s not necessary for you to mail in your proxy card or meeting notice. I’m now going to end this call unless you have another proxy card or meeting notice to vote or you want to change your vote. If you need to vote again, press one now.” IF THE SHAREHOLDER PRESSES 2, INDICATING AN INCORRECT VOTE, HE/SHE WILL HEAR: “Okay, lets change your vote.” [The system then prompts the voting options again.] AFTER THE SHAREHOLDER’S VOTE IS RECORDED, IF THEY ELECT TO VOTE ANOTHER PROXY, HE/SHE HEARS: “Before you can vote, I’ll need to validate some information from your proxy card or meeting notice. On your card or notice there’s a shaded box with a 14 digit number inside. Please enter that number now.” IF THE SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR: “Thank you for voting, goodbye.”

Thank you for calling Invesco. If you have questions regarding the Special Joint Meeting of Shareholders of the Funds taking place on January 16, 2024, Press 1. If you have questions regarding the Special Meeting of Shareholders for the Invesco V.I. Conservative Balanced Fund taking place on January 18, 2024, Press 2. If you plan to attend the Special Meeting of Shareholders of the Funds, Press 3. If you plan to attend the Invesco V.I. Conservative Balanced Fund, Press 4. OPTION 1 You are now being routed to the Client Services phone queue. [Internal note, they will be routed to ext. 5200] OPTION 2 You are now being routed to the Client Services phone queue. [Internal note, they will be routed to ext. 5200] OPTION 3 Thank you for planning to attend the upcoming Special Joint Meeting of Shareholders, which is currently scheduled for 2:00 p.m. Central Time on January 16, 2024. Please press 1 then state your full name and the number of persons that will be attending the meeting. OPTION 4 Thank you for planning to attend the upcoming Special Meeting of Shareholders of the Invesco V.I. Conservative Balanced Fund which is currently scheduled for 1:00 p.m. Central Time on January 18, 2024. Please press 1 then state your full name and the number of persons that will be attending the meeting.